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                                                                   EXHIBIT 10.43


            NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS NINTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is dated as of October 28, 1999 among: HS RESOURCES, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"); each of the lenders that is a signatory hereto; and THE CHASE MANHATTAN BANK (in its individual capacity, "Chase"), as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                 R E C I T A L S
                                 ---------------

         A. The Borrower, the Agent, and the Lenders (as defined in the Credit Agreement as hereafter defined) have entered into that certain Amended and Restated Credit Agreement dated as of June 14, 1996, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of June 17, 1996, the Second Amendment to Amended and Restated Credit Agreement dated as of November 27, 1996, the Third Amendment to Amended and Restated Credit Agreement dated as of December 15, 1997, the Fourth Amendment to Amended and Restated Credit Agreement dated as of June 16, 1998, the Fifth Amendment to Amended and Restated Credit Agreement dated as of September 1, 1998, the Sixth Amendment to Amended and Restated Credit Agreement dated as of December 10, 1998, the Seventh Amendment to Amended and Restated Credit Agreement dated as of December 31, 1998 and the Eighth Amendment to Amended and Restated Credit Agreement dated as of August 27, 1999 (as amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Borrower upon the terms and conditions as provided therein;

         B. The Borrower has entered into negotiations with KN Energy, Inc. (now Kinder-Morgan, Inc.("KMI")) to acquire KMI's Wattenberg gathering and transmission assets and in connection therewith, KMI and KN Gas Gathering, Inc., ("KNGG"), as Sellers, and the Borrower, as Buyer, will execute that certain Purchase and Sale Agreement and KNGG and the Borrower will execute that certain Operating Services Agreement, both to be dated on or about October 29, 1999, together such agreements providing substantially the following:

                  (i) Sellers would sell and Buyer would purchase the Sellers' Wattenberg gathering and transmissions system located in Adams, Arapahoe, Boulder, Denver, Larimer and Weld Counties, Colorado, including without limitation, rights in a lease as lessee covering some or all of such Property ("Wattenberg Gathering System");

                  (ii) The Borrower would commence operation of the Wattenberg Gathering System on November 1, 1999. The Borrower would be obligated to pay the costs of operating the Wattenberg Gathering System and would bear the risk of uninsured loss. KNGG would pay the Borrower a fixed fee that is expected to equal the costs of operating the Wattenberg Gathering System;

                  (iii) Sellers would retain legal title or lease rights to the Wattenberg Gathering System until the Closing, to be held on or about December 15, 2001;



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                  (iv) The Borrower would pay $1,000,000 in cash on or about
         October 29, 1999;

                  (v) The Borrower would extend its commitment of gas to the Wattenberg Gathering System through December 31, 2001, under the terms of existing gathering agreements;

                  (vi) The Borrower would pay a facility fee of $360,000 per month from January 2000 through December 2001;

                  (vii) Sellers would retain Wattenberg Gathering System gross margin revenue through December 31, 2001, provided that the Borrower would pay Sellers any shortfall below 95% of currently projected gross margin revenue of approximately $2,300,000 per month and the Borrower would receive any excess above 105% of that amount; and

                  (viii) The Borrower would make a final payment at Closing of $30,000,000, consisting of a cash payment of approximately $7,000,000 and an assumption of an operating lease concerning gathering equipment with a projected balance as of closing of approximately $23,000,000.

         C. The Borrower, the Agent, and the Lenders now desire to make certain amendments to the Credit Agreement to permit such acquisition.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

         1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

         2. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

                  "Ninth Amendment" shall mean that certain Ninth Amendment to Amended and Restated Credit Agreement dated as of October 28, 1999, among the Borrower, the Lenders and the Agent.

                  "Wattenberg Gathering System" shall have the meaning assigned in the Recitals to the Ninth Amendment.



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         3. Section 9.01 of the Credit Agreement is hereby amended by adding the following clause (p):

                  "(p) the consideration to be paid, performed and assumed by the Borrower or HS Gathering, LLC for the acquisition of the Wattenberg Gathering System as described in the Recitals to the Ninth Amendment, and a guaranty by the Borrower of the obligations of the current lessee under the operating lease as well as the obligations of HS Gathering, LLC as a result of the assumption of such lease."

         4. Section 9.02 of the Credit Agreement is hereby amended by adding the following clause (h):

                  "(h) a Lien on certain Properties of the Wattenberg Gathering System owned by HS Gathering, LLC to secure Debt assumed or incurred to acquire the Wattenberg Gathering System and all extension, renewals and replacements of such Debt."

         5. Section 9.03(m) of the Credit Agreement is hereby amended by adding the following before the semi-colon at the end of the clause:

         "and an investment by the Borrower and its Subsidiaries in the Wattenberg Gathering System through the Borrower's 100% ownership of HS Gathering, LLC and KN Wattenberg Transmission, LLC"

         6. Section 9.18 of the Credit Agreement is hereby amended by adding the following before the period at the end of the first sentence in such section:

         ", other than HS Gathering, LLC and KN Wattenberg Transmission, LLC, which will be 100% owned by the Borrower"

         7. This Amendment shall become binding on the Lenders when, and only when, the following conditions shall have been satisfied and the Agent shall have received each of the following, as applicable, in form and substance satisfactory to the Agent or its counsel:

                  (a) counterparts of this Amendment executed by the Borrower and the Majority Lenders;

                  (b) a Guaranty Agreement executed by HS Gathering, LLC; and

                  (c) the execution, delivery and effectiveness of the Purchase and Sale Agreement covering the sale of the Wattenberg Gathering System to the Borrower and HS Gathering, LLC.

         8. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.



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         9. The Borrower hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

         10. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         11. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.



                          [SIGNATURES BEGIN NEXT PAGE]






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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date set forth in the opening paragraph of this Amendment..


BORROWER:                                   HS RESOURCES, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



LENDER AND AGENT:                           THE CHASE MANHATTAN BANK


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



LENDERS:                                    ABN AMRO BANK N.V.
                                            San Francisco International Branch


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            CREDIT LYONNAIS NEW YORK BRANCH


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



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                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            WELLS FARGO BANK, N.A.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            PARIBAS


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            BANK ONE, NA (FORMERLY KNOWN AS
                                            FIRST NATIONAL BANK OF CHICAGO)

                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:




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                                            MEESPIERSON CAPITAL CORP.


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            ROYAL BANK OF CANADA


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:



                                            BANK OF SCOTLAND


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                            FIRST UNION NATIONAL BANK


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:




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